Exhibit 10.10

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT, dated as of August 30, 2016 (this “Amendment”), to the Original Credit Agreement (as defined below), is entered into by and among FORESIGHT ENERGY LLC, a Delaware limited liability company (the “Borrower”), certain subsidiaries of the Borrower signatory hereto as Subsidiary Guarantors, FORESIGHT ENERGY LP, a Delaware limited partnership and the owner of 100% of the Equity Interests of the Borrower (the “MLP”, and together with the Borrower and the Subsidiary Guarantors, collectively the “Credit Parties”), each of the Lenders (as defined below) party hereto and CITIBANK, N.A., as Administrative Agent and Collateral Agent (the “Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Third Amended and Restated Credit Agreement as defined below.

PRELIMINARY STATEMENTS:

(1) The Borrower is party to that certain Amended and Restated Credit Agreement, dated as of August 12, 2010 and amended and restated as of December 15, 2011 pursuant to that certain Amendment Agreement dated as of December 15, 2011 and amended and restated pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 23, 2013 pursuant to that certain Amendment Agreement dated as of August 23, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time immediately prior to the Restructuring Effective Date, the “Original Credit Agreement”), with the Agent, as administrative agent and as collateral agent for the Lenders thereunder, and the other parties referred to therein, pursuant to which the Lenders extended or committed to extend credit to the Borrower;

(2) Certain Events of Default have occurred and are continuing (collectively, the “Specified Defaults”), including: (a) a Change of Control has occurred resulting in the occurrence and continuance of an Event of Default pursuant to Section 8.01(k) of the Original Credit Agreement, (b) certain defaults have occurred in respect of certain other Indebtedness of the Credit Parties (the “Other Debt Defaults”), including Indebtedness outstanding under that certain Indenture, dated August 21, 2013, among the Borrower and Foresight Energy Finance Corporation, as co-issuers and Wilmington Savings Fund Society, FSB, as trustee (the “Existing Indenture”), governing the Borrower’s 7.875% notes due 2021 (the “Existing Notes”), resulting in the occurrence and continuance of an Event of Default under Section 8.01(e) of the Original Credit Agreement, (c) the Borrower has delivered Borrowing Notices in which it has made representations and warranties that were incorrect or misleading at the time of delivery thereof as a result of, among other things, the occurrence of the events specified in the foregoing clauses (a) and (b), resulting in the occurrence of an Event of Default under Section 8.01(d) of the Original Credit Agreement and (d) the Borrower has incorrectly calculated the Senior Secured Leverage Ratio in various Compliance Certificates resulting in (i) the occurrence of an Event of Default under Section 8.01(d) of the Original Credit Agreement and (ii) the under-calculation of the Applicable Margin and corresponding underpayment of interest (the “Compliance Certificate Payment Shortfall Event of Default”); provided that the Compliance Certificate Payment Shortfall Event of Default was cured by the payment of the Borrower of additional interest on the Loans;

(3) As a result of the occurrence and continuance of the Specified Defaults and other Defaults and Events of Default that may have occurred from time to time prior to the date hereof, the Borrower and the other Credit Parties entered into (a) a Transaction Support Agreement dated as of April 18, 2016 (the “Original Lender TSA”), as amended by the First Amendment to Transaction Support Agreement dated as of May 6, 2016, and the Second Amendment to Transaction Support Agreement dated as of July 15, 2016, and amended and restated pursuant to the Amended and Restated Transaction Support Agreement dated as of July 22, 2016 (such amended and restated agreement being, the “Lender TSA”), with certain of the Lenders from time to time party thereto, Murray Energy Corp., Foresight Reserves LP and certain affiliates thereof and (b) a Transaction Support Agreement dated as of May 17, 2016, as amended by the First Amendment to Transaction Support Agreement dated as of July 15, 2016, and amended and restated pursuant to the Amended and Restated Transaction Support Agreement dated as of July 22, 2016 (collectively, the “Notes TSA”, and together with the Lender TSA, the “Transaction Support Agreements”) with certain holders of the Existing Notes, Foresight Energy GP LLC, a Delaware limited liability company and the general partner of the MLP (“FEGP”), Murray Energy Corp., Foresight Reserves LP and certain affiliates thereof, pursuant to which the parties agreed to cure (including by way of waiver) the Specified Defaults and the Other Debt Defaults and restructure the Indebtedness of the Credit Parties (the “Restructuring”);

(4) In connection with the Restructuring, the Existing Notes (a) will be exchanged through exchange offers (collectively, the “Exchange Offer”), for (i) up to the sum of (A) $300,000,000 aggregate principal amount of second lien senior secured notes due 2021 (the “Second Lien Notes”) plus (B) an additional principal amount of Second Lien Notes equal to the accrued and unpaid interest on the Existing Notes up to (but excluding) the Restructuring Effective Date and (ii) up to $300,000,000 of second lien senior exchangeable PIK notes with a maturity date of October 3, 2017 and with an interest rate not in excess of 15% per annum, payable in kind (the “Second Lien Exchangeable Notes” and together with the Second Lien Notes, the “Second Lien Secured Notes”), and (b) to the extent of any Existing Notes not exchanged through the Exchange Offer, such Existing Notes will be satisfied, discharged or redeemed on or after the Restructuring Effective Date in accordance with the Existing Indenture, in each case on the terms and conditions contemplated by the Transaction Support Agreements;

(5) The Restructuring will be effected (a) in respect of the Original Credit Agreement pursuant to an amendment and restatement of the Original Credit Agreement in the form of the Third Amended and Restated Credit Agreement attached as Exhibit A hereto, the terms of which are acceptable to the Required Lenders and the Required Revolving Lenders and (b) in respect of the Existing Notes pursuant to (collectively, the “Notes Restructuring Documentation”): (i) an indenture governing the terms of the Second Lien Notes (the “Second Lien Notes Indenture”) and an indenture governing the terms of the Second Lien Exchangeable Notes (the “Second Lien Exchangeable Notes Indenture,” and together with the Second Lien Notes Indenture, each, a “New Notes Indenture” and, collectively, the “New Notes Indentures”), (ii) certain collateral and security documents that create, evidence or perfect the liens on and security interests in the Collateral to secure the indebtedness and other obligations under and in connection with the Second Lien Secured Notes, the New Notes Indentures and the New Notes Guarantees (as defined below) (such collateral and security documents, the “Second Lien Security Documents,” and such liens and security interests, the “Second Priority Liens”), (iii) the

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guarantees to be provided by the Guarantors with respect to the obligations under and in connection with the Second Lien Notes and the Second Lien Notes Indenture (such guarantees, the “Second Lien Notes Guarantee”) and the guarantees to be provided by the Guarantors with respect to the obligations under and in connection with the Second Lien Exchangeable Notes and the Second Lien Exchangeable Notes Indenture (such guarantees, the “Second Lien Exchangeable Notes Guarantee,” and together with the Second Lien Notes Guarantee, each, a “New Notes Guarantee” and, collectively, the “New Notes Guarantees”), (iv) the Intercreditor Agreement (Notes) (as defined below) and (v) the offering memorandum and ancillary documents related to the Exchange Offer and the issuance of certain warrants, the terms of each of which shall be consistent with the Transaction Support Agreements and the term sheets attached thereto and otherwise in form and substance reasonably acceptable to the Required Lenders to the extent such Notes Restructuring Documentation impacts the Required Lenders in any material respect, unless otherwise provided herein;

(6) In connection with the Restructuring and the granting of Liens on the Collateral to secure the Second Lien Notes and the Second Lien Exchangeable Notes, the Credit Parties, the Administrative Agent, the Collateral Agent and Wilmington Savings Fund Society, FSB, as collateral agent under the Second Lien Security Documents (in such capacity, the “Second Lien Collateral Agent”), among other Persons, shall enter into a customary “silent second” intercreditor agreement in substantially the form of Exhibit B hereto (the “Intercreditor Agreement (Notes)”), the terms of which shall be consistent with the Transaction Support Agreements and the term sheets attached thereto and are otherwise acceptable to the Required Lenders;

(7) The Borrower has requested that, in connection with the Restructuring and the Third Amended and Restated Credit Agreement, the Lenders approve an amendment and restatement of Exhibit D, Compliance Certificate, to the Original Credit Agreement in substantially the form attached hereto as Exhibit C hereto;

(8) Pursuant to Section 10.01 of the Original Credit Agreement, (a) the amendments and waivers of the Original Credit Agreement require the written consent of Lenders constituting the Required Lenders and the Required Revolving Lenders and (b) any amendment, amendment and restatement, supplement or other modification of the MLP Guaranty (as defined below) requires the written consent of Lenders constituting the Required Lenders;

(9) (a) Subsidiaries of the Borrower party hereto (each a “Subsidiary Guarantor”) each provided a guarantee in respect of the Obligations of the other Credit Parties under the Original Credit Agreement and other Loan Documents pursuant to that certain Subsidiary Guaranty dated as of August 12, 2010 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time immediately prior to the Restructuring Effective Date, the “Guaranty Agreement”) and (b) the MLP provided a guarantee in respect of the Borrower’s Obligations under the Original Credit Agreement pursuant to the Guaranty Supplement dated August 1, 2014 (the “MLP Guaranty”, and the MLP and the Subsidiary Guarantors being collectively referred to herein as the “Guarantors”);

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(10) The Borrower has requested that, in connection with the Restructuring and the Third Amended and Restated Credit Agreement, the Lenders approve certain amendments to the MLP Guaranty and the Lenders party hereto are willing to consent to an amendment and restatement of the MLP Guaranty in the form attached hereto as Exhibit D (the “New MLP Guaranty”);

(11) The Borrower has requested that the Agent enter into an intercreditor agreement in the form attached hereto as Exhibit E (the “Intercreditor Agreement (Securitization)”) with the Borrower, certain Subsidiary Guarantors, as Originators, Foresight Receivables LLC (the “SPV”) and PNC Bank, National Association, as administrative agent (in such capacity, the “Receivables Agent”) under that certain First Amended and Restated Receivable Financing Agreement, dated as of the date hereof, by and among the Borrower, as initial servicer, the SPV, the financial institutions party thereto from time to time as lenders and the Receivables Agent] and the Lenders party hereto have consented to the Agent’s execution of the Intercreditor Agreement (Securitization);

(12) In connection with the Restructuring, the Borrower will make certain reductions in the Revolving Credit Commitments such that upon the occurrence of the Restructuring Effective Date, each of the Lenders shall have the interest(s) shown opposite its name on Schedule I to the Original Credit Agreement (as amended hereby);

(13) The (a) amendment and restatement of the Original Credit Agreement pursuant to this Amendment and the transactions contemplated thereby, (b) execution and delivery of this Agreement, the New MLP Guaranty, the Intercreditor Agreement (Notes), the Intercreditor Agreement (Securitization) and the Mortgage Related Documents by the Agent and/or the Credit Parties party thereto and the transactions contemplated by each such Loan Document, (c) issuance of the Second Lien Secured Notes, (d) consummation of the other transactions contemplated hereby and by the Transaction Support Agreements, including entry into the Sponsor Documents (as defined in the Lender TSA) and any other amendments or waivers to any documents governing any other Indebtedness of the Loan Parties necessary to cure the Other Debt Defaults and the satisfaction of any conditions precedent necessary in connection therewith and (e) payment of the fees and expenses incurred in connection with the consummation of the foregoing, are collectively referred to herein as the “Restructuring Transactions”; and

(14) To effect the foregoing in accordance with the terms of the Original Credit Agreement, and upon satisfaction of the conditions set forth herein, the Agent, each of the Lenders party hereto, the Borrower and the other Credit Parties have each agreed, subject to the terms and conditions stated below, to amend and restate the Original Credit Agreement and execute and deliver the New MLP Guaranty, the Intercreditor Agreement (Notes), the Intercreditor Agreement (Securitization) and the Mortgage Related Documents (as defined below).

NOW THEREFORE in consideration of the premises and in order to induce the Lenders to consent to the Restructuring and to continue to extend credit and other financial accommodations to the Borrower pursuant to the Third Amended and Restated Credit Agreement and the other Loan Documents or otherwise, which the Guarantors hereby agree have benefited

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and shall continue to benefit the Guarantors and their respective shareholders, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Agent, the Lenders party hereto, the Borrower and the other Credit Parties hereby covenant and agree as follows:

SECTION 1. Amendment and Restatement of Original Credit Agreement; Waivers of Defaults.

(a) The Original Credit Agreement is, effective as of the date hereof (the “Restructuring Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety as set forth in the form of the Third Amended and Restated Credit Agreement attached as Exhibit A hereto (the “Third Amended and Restated Credit Agreement”).

(b) Each of the Lenders party hereto hereby waives as of the Restructuring Effective Date, each of (i) the Specified Defaults and (ii) any other Defaults or Events of Default (other than under Section 8.01(a) of the Original Credit Agreement) that have occurred and are continuing prior to the consummation of the Restructuring Transactions, except for any such other Defaults or Events of Default of which the Credit Parties have actual knowledge as of the date hereof and have not disclosed in writing to the Agent and the Lenders.

SECTION 2. Other Loan Document Related Provisions.

(a) The form of Compliance Certificate attached as Exhibit D to the Original Credit Agreement is, effective as of the Restructuring Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety as set forth on Exhibit C hereto (the “Amended Compliance Certificate”);

(b) upon the execution and delivery of the New MLP Guaranty in accordance with Section 4(a)(i)(C) and the satisfaction of all conditions precedent to the effectiveness thereof, the MLP Guaranty shall be deemed terminated and of no further force and effect and replaced in full with the New MLP Guaranty, which shall constitute a Loan Document for all purposes of the Amended and Restated Credit Agreement and other Loan Documents; and

(c) each of the Lenders party hereto hereby agrees and acknowledges the terms of the Intercreditor Agreement (Notes) and the Intercreditor Agreement (Securitization) and consents to the Agent’s execution thereof.

SECTION 3. Signature Pages to the Third Amended and Restated Credit Agreement. With respect to the Borrower, the signature page hereto in respect of the Borrower shall be deemed for all purposes to be a signature page to the Third Amended and Restated Credit Agreement. With respect to any Lender or Agent, the signature pages hereto delivered by such Lender or Agent shall be deemed for all purposes to be signature pages to the Third Amended and Restated Credit Agreement. As of the Restructuring Effective Date, the signature pages of the Original Credit Agreement are hereby amended to conform to the signature pages hereto.

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SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the Restructuring Effective Date when, and only when, the following conditions have been satisfied; provided such conditions are satisfied on or prior to August 31, 2016:

(a) The Agent’s receipt of the following, each of which shall be originals or electronic copies unless otherwise specified, each properly executed by a duly authorized officer of the signing Credit Party, each dated the Restructuring Effective Date (or, in the case of certificates of governmental officials, a recent date before the Restructuring Effective Date) and each in form and substance reasonably satisfactory to the Agent:

(i) executed counterparts of (A) this Amendment executed by Lenders constituting the Required Lenders and the Required Revolving Lenders, the Borrower, the MLP, the Subsidiary Guarantors and the Agent, (B) the Intercreditor Agreement (Notes) executed by the Credit Parties, the Agent, the Second Lien Collateral Agent and each of the other Persons contemplated to be a party thereto, (C) the new MLP Guaranty executed by the MLP and the Agent and (D) the Intercreditor Agreement (Securitization) executed by the Loan Parties, the SPV, the Agent, the Receivables Agent and each of the other Persons contemplated to be a party thereto;

(ii) certified copies of the resolutions of the board of directors or equivalent governing body of each Credit Party approving the Restructuring Transactions (as applicable), this Amendment, the Third Amended and Restated Credit Agreement and each other Loan Document to which it is or is to be a party and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Restructuring Transactions, this Amendment, the Third Amended and Restated Credit Agreement and each other Loan Document to which it is a party;

(iii) a copy of the certificate of the Secretary of State of the jurisdiction of incorporation or formation, as the case may be, of each Credit Party, dated a recent date before the Restructuring Effective Date, certifying (A) as to a true and correct copy of the charter, article of formation, or such other constitutive document on file in such Secretary’s office and (B) that such Credit Party is duly incorporated or formed and in good standing or presently subsisting under the laws of the State of the jurisdiction of incorporation or formation;

(iv) a certificate of each Credit Party signed on behalf of such Credit Party by its President or a Vice President and its Secretary, any Assistant Secretary or a duly authorized person, dated the Restructuring Effective Date (the statements made in which certificate shall be true on and as of the Restructuring Effective Date), certifying as to (A) the absence of any amendments to the charter or applicable constitutive documents of such Credit Party since the date of the Secretary of State’s certificate referred to in Section 4(a)(iii) above, (B) a true and

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correct copy of the bylaws, limited liability company agreement, or partnership agreement of such Credit Party as in effect on the date on which the resolutions referred to in Section 4(a)(ii) above were adopted and on the Restructuring Effective Date and (C) the due incorporation or formation and good standing or valid existence of such Credit Party as a corporation, limited liability company or partnership organized or formed under the laws of the jurisdiction of its incorporation or formation and the absence of any proceeding for the dissolution or liquidation of such Credit Party;

(v) a certificate of the Secretary, an Assistant Secretary or a duly authorized person of each Credit Party certifying the names and true signatures of the officers of such Credit Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder;

(vi) a certificate signed by a Responsible Officer, or a duly authorized person, of the Borrower certifying that the conditions specified in clauses (d), (g), (h) and (i) of this Section 4 have been satisfied;

(vii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Restructuring Transactions from the chief executive officer or the chief financial officer of the Borrower;

(viii) executed opinions of local counsel to the Credit Parties in form and substance satisfactory to the Agent and the Required Lenders in respect of the enforceability of the Mortgage Amendments;

(ix) With respect to each Mortgage in effect as of the Restructuring Effective Date, obtain and deliver to the Agent the following (collectively, the “Mortgage Related Documents”):

(A) an amendment to such Mortgage, in form and substance reasonably acceptable to the Agent (a “Mortgage Amendment”), that has been duly executed, acknowledged and delivered and is in a form suitable for filing and recording in all filing or recording offices that the Agent may deem necessary or desirable in order to maintain or protect the lien granted under such Mortgage and the priority thereof;

(B) with respect to the real property subject to such Mortgage, a fully paid title search and date-down endorsement (to the extent available in the applicable jurisdiction) to any existing title insurance policy insuring the lien granted under such Mortgage to bring forward the date of such coverage to the date of recordation of the related Mortgage Amendment;

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(C) if such Mortgage encumbers improved real property, a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination, and if such property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each relevant Loan Party, and (ii) evidence of flood insurance on such terms and in such amounts as required by the Flood Disaster Protection Act (as amended) reasonably satisfactory to the Agent, or a certificate from the Borrower that such Mortgage does not encumber improved real property;

(D) evidence that all filing, documentary, stamp, intangible and recording taxes and fees in respect to the related Mortgage Amendment have been paid in connection with the preparation, execution, filing and recordation thereof; and

(x) If the Ohio Mortgage (as defined below) will encumber improved real property, a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination, and if such property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each relevant Loan Party, and (ii) evidence of flood insurance on such terms and in such amounts as required by the Flood Disaster Protection Act (as amended) reasonably satisfactory to the Agent, or a certificate from the Borrower that such Ohio Mortgage will not encumber improved real property.

(b) The Borrower shall have paid (i) any fees, costs and expenses (including any fees, costs or expenses of counsel or any other advisor to the Agent) required to be paid to the Agent in accordance with Section 10.04 of the Original Credit Agreement for which invoices have been received at least three Business Days prior to the Restructuring Effective Date, (ii) to the Agent for the account of each Revolving Lender that executed and delivered (A) the Original Lender TSA or the Lender TSA and (B) this Amendment, an amendment fee in an aggregate amount equal to 1.00% of such Lender’s Revolving Credit Commitment as in effect immediately after giving effect to the consummation of the Restructuring Transactions on the Restructuring Effective Date (including in respect of its participation in Letters of Credit or Swing Line Loans) and (iii) to the Agent for the account of each Term Lender that executed and delivered (A) the Original Lender TSA or the Lender TSA and (B) this Amendment, an amendment fee in an aggregate amount equal to 1.00% of such Lender’s outstanding Term Loans as in effect immediately after giving effect to the consummation of the Restructuring Transactions on the Restructuring Effective Date; provided, however, that any consent fee previously paid to any such Lender in accordance with the terms of the Lender TSA shall be credited towards the fees set forth in subsections (ii) and (iii) hereof, such that no Lender shall receive more than 1.00% of such commitments and loans.

(c) The commitment reductions specified in Section 8 below shall have occurred.

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(d) Each of the transactions contemplated by the Notes TSA shall have been consummated substantially in accordance with the terms thereof (including the satisfaction of the conditions precedent thereto) and the Administrative Agent shall have received (i) satisfactory evidence that not less than 98% of the outstanding indebtedness of the Loan Parties under the Existing Notes shall have been restructured and exchanged in full for the Second Lien Secured Notes prior to or substantially concurrently with the occurrence of the Restructuring Effective Date, (ii) executed copies of each of the Notes Restructuring Documentation, which shall be in form and substance consistent with the Transaction Support Agreements and otherwise reasonably acceptable to the Required Lenders to the extent such Notes Restructuring Documentation impacts the Lenders in any material respect, (iii) executed copies of (A) any and all amendments to any Organization Document of any Credit Party effected as part of the Restructuring Transactions, (B) any amendments to the Management Agreement effected as part of the Restructuring Transactions and (C) any other documents relating to the Restructuring Transactions that are required to be delivered to any holder of any other Indebtedness of the Credit Parties as part of the Restructuring Transactions, each of which shall be in form and substance consistent with the Transaction Support Agreements and otherwise reasonably acceptable to the Required Lenders to the extent such documents impact the Lenders in any material respect and (iv) evidence of the effectiveness of amendments and waivers in respect of that certain Receivables Financing Agreement, dated January 13, 2015, among Foresight Receivables, LLC, as borrower, the Borrower, certain Subsidiaries of the Borrower, the lenders party thereto and PNC Bank, National Association, as agent, as amended (the “Receivables Financing Agreement”) curing any and all outstanding events of default in respect thereof, together with copies of any and all documentation entered into by the Credit Parties in connection therewith (which documentation shall be in form and substance consistent with the Transaction Support Agreements and otherwise in form and substance reasonably acceptable to the Required Lenders to the extent such Receivables Financing Agreement and related documentation impacts the Lenders in any material respect).

(e) The receipt by each Lender at least three (3) Business Days prior to the Restructuring Effective Date, to the extent requested by such Lender at least ten (10) Business Days prior to the Restructuring Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including the PATRIOT Act.

(f) The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lenders in connection with this Amendment and the transactions contemplated hereby and/or in connection with the Specified Defaults (including any fees, costs or expenses of counsel or any other advisor to the ad hoc steering committee and any fees, costs or expenses of counsel to any individual Lender, but limited, in the case of counsel to any individual Lender, to the extent such Lender constitutes part of the ad hoc steering committee and its counsel has been identified to the Borrower no later than August 10, 2016), for which invoices have been received at least three Business Days prior to the Restructuring Effective Date.

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(g) The Restructuring Transactions shall have occurred and become effective in all respects substantially concurrently with the Restructuring Effective Date.

(h) Immediately after giving effect to the occurrence of the Restructuring Transactions on the Restructuring Effective Date, no Default shall have occurred and be continuing.

(i) Each of the representations and warranties of the Credit Parties set forth in this Agreement and in any of the other Loan Documents shall be true and correct in all material respects on and as of the Restructuring Effective Date (after giving effect to the consummation of the Restructuring Transactions); provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Certain Related Matters. By the date that is ninety (90) days after the Restructuring Effective Date, as such time period may be extended in the Agent’s sole discretion; the Borrower shall deliver a mortgage in substantially the form of Exhibit G to the Credit Agreement (with such changes as may be required to account for local law matters) and otherwise in form and substance satisfactory to the Administrative Agent and covering that certain Material Owned Real Property located in Wayne Township, Ohio known as the “Century Mine Coal Preparation Plant” (the “Ohio Mortgage”), duly executed by the appropriate Loan Party, together with all of the real estate collateral requirements required to be delivered by the Borrower with respect to an Additional Mortgage Property as set forth in Section 6.19 of the Credit Agreement (except to the extent previously delivered by the Borrower).

SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the Restructuring Effective Date, each reference in the Original Credit Agreement or the MLP Guaranty, as applicable, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Original Credit Agreement or the MLP Guaranty, as applicable, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Original Credit Agreement, shall mean and be a reference to the Original Credit Agreement or the MLP Guaranty, as applicable, as amended, restated and modified by this Amendment.

(b) On and after the Restructuring Effective Date, each reference in each Loan Document to “the Compliance Certificate”, “thereunder”, “thereof” or words of like import referring to the Compliance Certificate, shall mean and be a reference to the Compliance Certificate, as amended, restated and modified by this Amendment.

(c) The Original Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended, restated and modified by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents to the extent provided in the Collateral Documents.

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(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer, any Swing Line Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) The Credit Parties agree that this Amendment, the Intercreditor Agreement (Notes), the New MLP Guaranty, the Mortgage Amendments and the Intercreditor Agreement (Securitization) shall each be a Loan Document for all purposes of the Third Amended and Restated Credit Agreement and the other Loan Documents.

(f) Nothing contained in this Amendment, the Third Amended and Restated Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

SECTION 7. Confirmation of Representations and Warranties.

(a) The Borrower hereby represents and warrants that all representations and warranties contained in Article V of the Third Amended and Restated Credit Agreement and each other Loan Document (other than the Third Amended and Restated Credit Agreement) to which it is a party are true and correct in all material respects on and as of the Restructuring Effective Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Each Credit Party (other than the Borrower) hereby represents and warrants, on and as of the Restructuring Effective Date, that the representations and warranties contained in the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) Each Credit Party represents and warrants, on and as of the Restructuring Effective Date, that (a) it has the requisite power to execute and deliver this Amendment, the New MLP Guaranty, the Intercreditor Agreement (Notes), the Intercreditor Agreement (Securitization) and any Mortgage Related Document to which it is a party, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment, the New MLP Guaranty, the Intercreditor Agreement (Notes), the Intercreditor Agreement

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(Securitization), each Mortgage Related Document and each other Loan Document to which it is a party and the consummation of the Restructuring Transactions contemplated hereby has been duly and validly taken and (b) this Amendment, the New MLP Guaranty, the Intercreditor Agreement (Notes), the Intercreditor Agreement (Securitization), each Mortgage Related Document and each other Loan Document to which it is a party have been duly authorized, executed and delivered by it.

(d) Each Credit Party (other than the Borrower) hereby acknowledges that it has been provided with a copy of each of the Third Amended and Restated Credit Agreement and the other Loan Documents.

(e) Each Credit Party hereby represents and warrants that (a) immediately prior to the occurrence of the Restructuring Effective Date, no Default has occurred and is continuing under Section 8.01(a) of the Original Credit Agreement and (b) on the Restructuring Effective Date after giving effect to the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default.

SECTION 8. Commitment Reduction. On the Restructuring Effective Date, the Credit Parties agree that the Revolving Credit Commitments of the Revolving Lenders shall be reduced on a pro rata basis by an aggregate amount equal to $75,000,000 to an aggregate amount of Revolving Credit Commitments equal to $475,000,000, with the respective Revolving Credit Commitments of the Revolving Lenders to be set forth in Schedule I to the Third Amended and Restated Credit Agreement.

SECTION 9. Reaffirmation. (a) Each Credit Party hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered by such Credit Party, and each of the Loan Documents is and shall remain in full force and effect as of the date hereof, and (ii) the agreements and obligations of such Credit Party contained in the Loan Documents constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, and as of the date hereof such Credit Party has no valid defense to the enforcement of such obligations.

(b) Each Loan Party hereby acknowledges, confirms and agrees that (i) the Collateral Agent, on behalf of the Secured Parties, has and shall continue to have valid, enforceable and to the extent provided in the Security Agreement perfected first-priority liens upon and security interests in the Collateral (as defined in the Security Agreement) heretofore granted to the Collateral Agent, on behalf of the Secured Parties, to the extent perfection is required by the Loan Documents and (ii) any other security interests, pledges, assignments or liens granted to the Collateral Agent pursuant to any Loan Document shall continue to be valid, enforceable first-priority liens and security interests, subject, in each case, only to Permitted Liens and the Second Priority Liens.

(c) Each Credit Party hereby acknowledges, confirms and agrees that the Secured Obligations shall constitute obligations which are secured by the Security Agreement and guaranteed by the Guaranty and the New MLP Guaranty.

12

SECTION 10. Releases. (a) In consideration of the agreements of the Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, on behalf of itself, its Subsidiaries, and each of its and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, each of the Lender Parties, each Affiliate of the Lender Parties and the Collateral Agent, and each of their successors and assigns, and their present and former shareholders, predecessors, directors, officers, attorneys, employees, consultants, agents and other representatives and their affiliates, subsidiaries and divisions engaged in the provision of financial services to the Borrower and any of its Subsidiaries (each such Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Credit Parties, any of their respective Subsidiaries, or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Agreement for or on account of, or in relation to, or in any way in connection with any of the Original Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 11. Agent Related Provisions. (a) Each of the undersigned Lenders hereby irrevocably authorizes and directs the Agent to enter into this Agreement and each of the other Loan Documents contemplated to be delivered and executed by the Agent pursuant to Sections 4(a)(i) and 4(a)(x) of this Agreement (collectively, the “Amendment Loan Documents”) as agent for and on its behalf in accordance with the terms set forth in the Credit Agreement and agrees that the Agent may take the actions contemplated to be taken by the Agent in its capacity as Administrative Agent and/or Collateral Agent as set forth in this Agreement, the other Amendment Loan Documents and the Loan Documents as amended by this Agreement.

(b) Each of the undersigned Lenders agrees and acknowledges that (i) it has, independently and without reliance upon the Agent or any of the Related Parties of the Agent and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to instruct the Agent to execute and deliver the Amendment Loan Documents, (ii) no legal opinions are being provided in connection

13

with the Amendment Loan Documents and the consummation of the Restructuring Transactions and such Lender has sought advice from its respective counsel in connection therewith and with respect to the Restructuring Transactions generally and (iii) such Lender is not relying in any respect on the Agent or any of its Related Parties in connection with any aspect of their decision to enter into this Agreement and to instruct the Agent to execute and deliver the Amendment Loan Documents.

(c) Each of the Credit Parties and the Lenders party to this Agreement hereby agree that the Agent is entitled to all of the rights, protections, indemnities and immunities set forth in the Credit Agreement as applicable to it in its capacity as Administrative Agent and Collateral Agent in respect of its execution and delivery of this Agreement and the other Amendment Loan Documents and the performance of any of its obligations thereunder.

SECTION 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13. Expenses. The Borrower agrees to reimburse the Agent and each Lender for its respective reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including all legal fees.

SECTION 14. Miscellaneous. The Preliminary Statements set forth in this Amendment are incorporated into and deemed a part of this Amendment. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 16. Submission to Jurisdiction. THE BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND

14

UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 17. Waiver of Venue. THE BORROWER AND EACH OTHER CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 16 OF THIS AMENDMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 18. Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

15

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

FORESIGHT ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

FORESIGHT ENERGY LP

By	Foresight Energy GP LLC, its general partner

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

ADENA RESOURCES, LLC
AKIN ENERGY LLC
AMERICAN CENTURY MINERAL LLC
AMERICAN CENTURY TRANSPORT LLC
COAL FIELD CONSTRUCTION COMPANY LLC
COAL FIELD REPAIR SERVICES LLC
FORESIGHT COAL SALES LLC
FORESIGHT ENERGY EMPLOYEE SERVICES CORPORATION
FORESIGHT ENERGY FINANCE CORPORATION
FORESIGHT ENERGY LABOR LLC
FORESIGHT ENERGY SERVICES LLC
HILLSBORO ENERGY LLC
HILLSBORO TRANSPORT LLC
LD LABOR COMPANY LLC
LOGAN MINING LLC
M-CLASS MINING LLC
MACH MINING LLC
MACOUPIN ENERGY LLC
MARYAN MINING LLC
OENEUS LLC (D/B/A SAVATRAN LLC)
PATTON MINING LLC
SENECA REBUILD LLC
SITRAN LLC
SUGAR CAMP ENERGY, LLC
TANNER ENERGY LLC
VIKING MINING LLC
WILLIAMSON ENERGY, LLC

By:	/s/ Robert D. Moore
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

CITIBANK, N.A.
acting solely in its capacity as Administrative Agent and Collateral Agent

By:	/s/ Dale R. Goncher
	Name:	Dale R. Goncher
	Title:	Vice President

BANK OF AMERICA, N.A.,
as Revolving Lender

By:	/s/ Tyler D. Levings
	Name:	Tyler D. Levings
	Title:	Director

BARCLAYS BANK PLC,
as Revolving Lender

By:	/s/ Tyler D. Levings
	Name:	Tyler D. Levings
	Title:	Director

Crédit Agricole Corporate and Investment Bank,
as Revolving Lender

By:	/s/ Kathleen Sweeny
	Name:	Kathleen Sweeny
	Title:	Managing Director

By:	/s/ Pierre-Alain Bennaim
	Name:	Pierre-Alain Bennaim
	Title:	Managing Director

Deutsche Bank AG New York Branch
as Revolving Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

GOLDMAN SACHS BANK USA
as Revolving Lender

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

THE HUNTINGTON NATIONAL BANK,
as Revolving Lender

By:	/s/ Bruce G. Shearer
	Name:	Bruce G. Shearer
	Title:	Senior Vice President

Morgan Stanley Bank, N.A.,
as Revolving Lender

By:	/s/ Roberto Ellinghaus
	Name:	Roberto Ellinghaus
	Title:	Authorized Signatory

PNC Bank, National Association,
as Revolving Lender

By:	/s/ S. Griffin Vollmer, Jr.
	Name:	S. Griffin Vollmer, Jr.
	Title:	Vice President

Stifel Bank & Trust
as Revolving Lender

By:	/s/ John H. Phillips
	Name:	John H. Phillips
	Title:	Executive Vice President

Stifel Bank & Trust
as Term Lender

By:	/s/ John H. Phillips
	Name:	John H. Phillips
	Title:	Executive Vice President

UBS AG, Stamford Branch
as Revolving Lender

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

MULTI-CREDIT CAPITAL HOLDINGS 1 LIMITED, as Term Lender

By: Northern Trust (Guernsey) Limited solely in its capacity as Custodian*

By:	/s/ Claire Simon
	Name:	Claire Simon
	Title:	Authorised Signatory

By:	/s/ Tom Humphries
	Name:	Tom Humphries
	Title:	Authorised Signatory

*  Northern Trust (Guernsey) Limited (“NTGL”) is signing this document solely in its capacity as custodian of Multi-Credit Capital Holdings 1 Limited, and not in any personal capacity. NTGL makes no representations, warranties or undertakings of any kind in any personal capacity to the counterparty pursuant to this agreement, and the counterparty shall have no right of recourse to NTGL in any way whatsoever.

SEARS CANADA INC. REGISTERED RETIREMENT PLAN,
as Term Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Brezzano
	Name:	David J. Brezzano
	Title:	President

VENTURE XII CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XIII CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XIV CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XIX CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XX CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XXI CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XV CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XVI CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XVIII CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

VENTURE XVII CLO, Limited
as Term Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

Blue Shield of California
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Muir Woods CLO, Ltd.
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Mercer Multi-Asset Growth Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin US Floating Rate Master Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Nebraska Investment Council
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Kansas Public Employees Retirement System
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Templeton Series II Funds-Franklin Upper
Tier Floating Rate Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Upper Tier Floating Rate II Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Upper Tier Floating Rate III Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Templeton Series II Funds-Franklin
Floating Rate II Fund
as Term Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

Franklin Floating Rate Master Trust – Franklin
Floating Rate Master Series
as Term Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

Franklin Investors Securities Trust – Franklin
Floating Rate Daily Access Fund
as Term Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

MD Bond Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

MDPIM Canadian Long Term Bond Pool
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

MDPIM Canadian Bond Pool
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Floating Rate Master Trust - Franklin
Lower Tier Floating Rate Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Bissett Core Plus Bond Fund
as Term Lender

By:	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, Portfolio Manager

Franklin Strategic Series-Franklin Strategic Income Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Bissett Corporate Bond Fund
as Term Lender

By:	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, Portfolio Manager

Franklin Investors Securities Trust - Franklin Total
Return Fund
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Strategic Income Fund (Canada)
as Term Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

Franklin Bissett Canadian Short Term Bond Fund
as Term Lender

By:	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, Portfolio Manager

Franklin Templeton Variable Insurance Products
Trust-Franklin Strategic Income VIP Fund

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

TICP CLO I, Ltd.
By: TICP CLO I Management LLC
Its Collateral Manager,
as Term Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

TICP CLO II, Ltd.
By: TICP CLO II Management LLC
Its Collateral Manager,
as Term Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

TICP CLO III, Ltd.
By: TICP CLO III Management LLC
Its Collateral Manager,
as Term Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

TICP CLO IV, Ltd.
By: TICP CLO IV Management LLC
Its Collateral Manager,
as Term Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

ATLAS SENIOR LOAN FUND, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

ATLAS SENIOR LOAN FUND II, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

ATLAS SENIOR LOAN FUND III, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

ATLAS SENIOR LOAN FUND IV, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

ATLAS SENIOR LOAN FUND V, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

ATLAS SENIOR LOAN FUND VI, LTD.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

AUCARA HEIGHTS INC
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

Crescent Capital High Income Fund B L.P.
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

Illinois State Board of Investment
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

National Electric Benefit Fund
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

TCW Senior Secured Loan Fund, LP
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

Crescent Senior Secured Floating Rate Loan Fund, LLC
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

West Bend Mutual Insurance Company
as Term Lender

By:	/s/ Jared Adler
	Name:	Jared Adler
	Title:	Vice President

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President